Larry G. Reed, #2709
REED & WAGSGARD, LC
57 West 200 South, Suite 400
Salt Lake City, Utah  84101
Telephone: (801) 578-3510
Fax: (801) 578-3531
Attorneys for Plaintiffs

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          IN THE THIRD JUDICIAL DISTRICT COURT OF SALT LAKE COUNTY

                               STATE OF UTAH
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GERARD CONCA AND MICHELLE MILLER,     :

                     Plaintiffs,      :    ORDER OF DISMISSAL

vs.                                   :    Civil No. 010903821

ACCESSTEL, INC., ET AL.,              :    Judge Dever

                     Defendants.      :
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          Plaintiffs Motion to Dismiss having come on regularly for
consideration by the above-entitled Court pursuant to Rule 4-501, Utah Code of Judicial Administration, the Honorable L. A. Dever, presiding, and good cause appearing therefor;

          IT IS HEREBY ORDERED that the above-entitled action and all claims asserted therein be, and the same hereby are, dismissed.

           Dated this 2nd day of June, 2003.

                                    BY THE COURT:

                                    /s/ L. A. Dever
                                    -----------------------
                                    Honorable L. A. Dever
                                    Third Judicial District Court Judge


                           CERTIFICATE OF SERVICE

             I hereby certify that on the 29th day of May, 2003, I caused to be served a copy of the foregoing proposed Order of Dismissal, via United States Mail, postage prepaid, to the following:

     R. Brent Stephens
     Snow, Christensen & Martineau
     10 Exchange Place #1100
     Salt Lake City, Utah  84111
     Attorney for Defendants



                                         /s/ Ruby M. Rudisell
                                         --------------------

                              CLERK'S CERTIFICATE

          I hereby certify that on this 3rd day of June, 2003, and following entry thereof, I caused to be placed in the United States Mail, via first class, postage prepaid, a true and correct copy of the within and foregoing Order, to:

     Larry G. Reed
     REED & WANGSGARD, LC.
     57 West 200 South, Suite 400
     Salt Lake City, UT  84101

     R. Brent Stephens
     Snow, Christensen & Martineau
     10 Exchange Place #1100
     Salt Lake City, UT  84111
     Attorney for Defendants

                                         CLERK OF THE COURT:

                                         By /s/ Rhonda Meeks
                                         ----------------------
                                         Deputy Clerk